ORIGINAL
NAME                       ISSUE DATE                PRIN              DOC #
----------------------------------------------------------------------------
MARSALA*                   12/18/98                 $205,802           9711R2
A.CRAWFORD                 12/18/98                 $ 66,667           9712R

                          NY REGIONAL RAIL CORPORATION
                                 4302 FIRST AVE.
                               BROOKLYN, NY 11232
                        (718) 788-3690 FAX (718) 788-4462


                             PROMISSORY NOTE 9711R2

                                    12/18/98


         FOR THE VALUE RECEIVED, the undersigned promises to pay to the order of JOHN MARSALA the sum of TWO HUNDRED FIVE THOUSAND EIGHT HUNDRED TWO DOLLARS ($205,802) United States of America Dollars.


         The Note amount shall be paid to Note Holder in a single payment TWO HUNDRED FIVE THOUSAND EIGHT HUNDRED TWO DOLLARS ($205,802), plus all accrued interest due on or before March 31, 1999. Interest will be Ten percent (10%) per annum.


         In addition, the maker provides to the Note holder, listed above, the IRREVOCABLE right to convert this Note into Common Shares of NEW YORK REGIONAL RAIL CORPORATION ("NYRR"), as said Common Shares are available under the provisions of the non-public offering, exemption as provided in the U.S. Securities Act of 1933 (and Regulation D thereunder) for as long, as this Note remains open. The conversion rights granted to the Note Holder will be calculated based on:

         (i)      on the value of the Note divided by $0.075 or
         (ii) on the value of the note divided by the ninety percent (90%) of the average closing bid price of the common shares for the previous five trading days prior to the date the conversion is exercised by the Note holder.

The conversion rights represented by this note are exercisable at the option of the Note Holder in whole at any time within the period above specified.


Upon exercise of Note 9711R2 conversion to Common shares the maker grants Note Holder an OPTION to acquire a block of 1 shares of non restricted Common Stock for twelve ($0.12) for every share holder acquires through converting this NOTE 9711R2 into INYRR common stock. Said OPTION will be exercisable until June 30, 1999.

                  Maker warrants that Common shares provided to Note Holder on Conversion of Note or any other Common shares will be issued to Holder as result of provisions of this Note will be issued without restriction.

                  To receive a certificate for the Common shares when the Note is converted, the Note will be presented and surrendered to the Corporation, with the accompanying form of subscription duly executed. A conversion subscription form is provided as an attachment to this Note.

In the event of default, the undersigned agrees to pay all reasonable attorney fees and cost of collection.


New York Regional Rail

By:__________________
President